Consolidated Quarterly Holdings Report
for
Fidelity® Series Commodity Strategy Fund
April 30, 2024
SCR-S-NPRT3-0624
1.899305.114
U.S. Treasury Obligations - 6.5%
	Principal Amount (a)	Value ($)
U.S. Treasury Bills, yield at date of purchase 5.3% to 5.32% 6/6/24 to 7/18/24 (b)(c) (Cost $148,601,842)	150,000,000	148,598,375

Money Market Funds - 93.0%
	Shares	Value ($)
Fidelity Cash Central Fund 5.39% (d) (Cost $2,143,219,882)	2,143,042,469	2,143,471,077

TOTAL INVESTMENT IN SECURITIES - 99.5% (Cost $2,291,821,724)	2,292,069,452
NET OTHER ASSETS (LIABILITIES) - 0.5%	12,658,507
NET ASSETS - 100.0%	2,304,727,959

Futures Contracts
	Number of contracts	Expiration Date	Notional Amount ($)	Value ($)	Unrealized Appreciation/ (Depreciation) ($)
Purchased

Commodity Futures Contracts
CBOT Corn Contracts (United States)	835	Jul 2024	18,651,813	71,420	71,420
CBOT HRW Wheat Contracts (United States)	197	Jul 2024	6,257,213	562,141	562,141
CBOT Soybean Contracts (United States)	320	Jul 2024	18,608,000	(411,789)	(411,789)
CBOT Soybean Meal Contracts (United States)	326	Jul 2024	11,471,940	456,214	456,214
CBOT Soybean Oil Contracts (United States)	398	Jul 2024	10,270,788	(1,231,680)	(1,231,680)
CBOT Wheat Contracts (United States)	311	Jul 2024	9,380,538	442,860	442,860
CME Lean Hogs Contracts (United States)	216	Jun 2024	8,853,840	73,941	73,941
CME Live Cattle Contracts (United States)	173	Jun 2024	12,108,270	(617,514)	(617,514)
COMEX Copper Contracts (United States)	189	Jul 2024	21,531,825	1,246,684	1,246,684
COMEX Gold 100 oz. Contracts (United States)	238	Jun 2024	54,828,060	2,466,299	2,466,299
COMEX Silver Contracts (United States)	130	Jul 2024	17,264,000	(1,055,952)	(1,055,952)
ICE Brent Crude Contracts (United Kingdom)	330	May 2024	28,386,600	1,464,064	1,464,064
ICE Coffee 'C' Contracts (United States)	147	Jul 2024	11,942,831	232,115	232,115
ICE Cotton No. 2 Contracts (United States)	133	Jul 2024	5,215,595	(581,152)	(581,152)
ICE Low Sulphur Gasoil Contracts (United States)	126	Jul 2024	9,758,700	(624,877)	(624,877)
ICE Sugar No. 11 Contracts (United States)	404	Jun 2024	8,782,637	(759,923)	(759,923)
LME Aluminum Contracts (United Kingdom)	247	Jul 2024	15,989,236	778,782	778,782
LME Lead Contracts (United Kingdom)	57	Jul 2024	3,161,021	89,972	89,972
LME Nickel Contracts (United Kingdom)	90	Jul 2024	10,384,740	631,928	631,928
LME Zinc Contracts (United Kingdom)	133	Jul 2024	9,733,771	729,858	729,858
NYMEX Gasoline RBOB Contracts (United States)	84	Jun 2024	9,323,798	(233,124)	(233,124)
NYMEX NY Harbor ULSD Contracts (United States)	68	Jun 2024	7,223,966	(493,409)	(493,409)
NYMEX WTI Crude Oil Contracts (United States)	339	Jun 2024	27,442,050	(1,149,611)	(1,149,611)

TOTAL COMMODITY FUTURES CONTRACTS					2,087,247

Equity Index Contracts
NYMEX Natural Gas Contracts (United States)	1,035	Jun 2024	23,877,450	(542,363)	(542,363)

TOTAL FUTURES CONTRACTS					1,544,884
The notional amount of futures purchased as a percentage of Net Assets is 15.4%

Total Return Swaps
Underlying Reference(1)	Pay/ Receive Reference	Reference Payment Frequency	Financing Rate	Financing Frequency	Counterparty	Maturity Date	Notional Amount ($)	Value ($)	Upfront Premium Received/ (Paid) ($)	Unrealized Appreciation/ (Depreciation) ($)
Bloomberg Commodity Index	Receives	At Maturity	3-month US auction rate T-Bill plus 12 basis points	At Maturity	Canadian Imperial Bank Of Commerce	May 2024	80,000,000	1,835,109	0	1,835,109
Bloomberg Commodity Index	Receives	At Maturity	3-month US auction rate T-Bill plus 12 basis points	At Maturity	Canadian Imperial Bank Of Commerce	May 2024	29,000,000	837,791	0	837,791
Bloomberg Commodity Index	Receives	At Maturity	3-month US auction rate T-Bill plus 12 basis points	At Maturity	Canadian Imperial Bank Of Commerce	Jun 2024	75,000,000	(1,008,204)	0	(1,008,204)
Bloomberg Commodity Index	Receives	At Maturity	3-month US auction rate T-Bill plus 11 basis points	At Maturity	Citibank, N.A.	May 2024	85,000,000	1,950,758	0	1,950,758
Bloomberg Commodity Index	Receives	At Maturity	3-month US auction rate T-Bill plus 11 basis points	At Maturity	Citibank, N.A.	May 2024	75,000,000	1,854,532	0	1,854,532
Bloomberg Commodity Index	Receives	At Maturity	3-month US auction rate T-Bill plus 11 basis points	At Maturity	Citibank, N.A.	May 2024	72,000,000	3,142,946	0	3,142,946
Bloomberg Commodity Index	Receives	At Maturity	3-month US auction rate T-Bill plus 11 basis points	At Maturity	Citibank, N.A.	Jul 2024	40,000,000	(555,727)	0	(555,727)
Bloomberg Commodity Index	Receives	At Maturity	3-month US auction rate T-Bill plus 11 basis points	At Maturity	Goldman Sachs Bank USA	Jun 2024	75,000,000	(1,022,598)	0	(1,022,598)
Bloomberg Commodity Index	Receives	At Maturity	3-month US auction rate T-Bill plus 11 basis points	At Maturity	Goldman Sachs Bank USA	Jul 2024	84,000,000	(1,052,608)	0	(1,052,608)
Bloomberg Commodity Index	Receives	At Maturity	3-month US auction rate T-Bill plus 13 basis points	At Maturity	JPMorgan Chase Bank, N.A.	May 2024	99,000,000	806,989	0	806,989
Bloomberg Commodity Index	Receives	At Maturity	3-month US auction rate T-Bill plus 13 basis points	At Maturity	JPMorgan Chase Bank, N.A.	Jun 2024	50,000,000	(682,335)	0	(682,335)
Bloomberg Commodity Index	Receives	At Maturity	3-month US auction rate T-Bill plus 13 basis points	At Maturity	JPMorgan Chase Bank, N.A.	Jul 2024	104,000,000	(1,178,077)	0	(1,178,077)
Bloomberg Commodity Index	Receives	At Maturity	3-month US auction rate T-Bill plus 9 basis points	At Maturity	Macquarie Bank Ltd.	May 2024	83,000,000	(318,854)	0	(318,854)
Bloomberg Commodity Index	Receives	At Maturity	3-month US auction rate T-Bill plus 9 basis points	At Maturity	Macquarie Bank Ltd.	Jun 2024	75,000,000	(1,021,694)	0	(1,021,694)
Bloomberg Commodity Index	Receives	At Maturity	3-month US auction rate T-Bill plus 9 basis points	At Maturity	Macquarie Bank Ltd.	Jun 2024	67,000,000	(856,268)	0	(856,268)
Bloomberg Commodity Index	Receives	At Maturity	3-month US auction rate T-Bill plus 7 basis points	At Maturity	Merrill Lynch International	May 2024	89,000,000	2,575,417	0	2,575,417
Bloomberg Commodity Index	Receives	At Maturity	3-month US auction rate T-Bill plus 9 basis points	At Maturity	Merrill Lynch International	May 2024	70,000,000	2,628,857	0	2,628,857
Bloomberg Commodity Index	Receives	At Maturity	3-month US auction rate T-Bill plus 9 basis points	At Maturity	Merrill Lynch International	May 2024	50,000,000	1,048,077	0	1,048,077
Bloomberg Commodity Index	Receives	At Maturity	3-month US auction rate T-Bill plus 9 basis points	At Maturity	Merrill Lynch International	Jun 2024	75,000,000	(1,006,663)	0	(1,006,663)
Bloomberg Commodity Index	Receives	At Maturity	3-month US auction rate T-Bill plus 11 basis points	At Maturity	Merrill Lynch International	Jun 2024	66,000,000	(843,994)	0	(843,994)
Bloomberg Commodity Index	Receives	At Maturity	3-month US auction rate T-Bill plus 12 basis points	At Maturity	Royal Bank of Canada	May 2024	99,000,000	(721,003)	0	(721,003)
Bloomberg Commodity Index	Receives	At Maturity	3-month US auction rate T-Bill plus 12 basis points	At Maturity	Royal Bank of Canada	May 2024	33,000,000	690,646	0	690,646
Bloomberg Commodity Index	Receives	At Maturity	3-month US auction rate T-Bill plus 12 basis points	At Maturity	Royal Bank of Canada	Jun 2024	75,000,000	(1,008,204)	0	(1,008,204)
Bloomberg Commodity Index	Receives	At Maturity	3-month US auction rate T-Bill plus 12 basis points	At Maturity	Royal Bank of Canada	Jul 2024	91,000,000	(1,264,454)	0	(1,264,454)
Bloomberg Commodity Index	Receives	At Maturity	3-month US auction rate T-Bill plus 11 basis points	At Maturity	Societe Generale	May 2024	60,000,000	1,356,138	0	1,356,138
Bloomberg Commodity Index	Receives	At Maturity	3-month US auction rate T-Bill plus 11 basis points	At Maturity	Societe Generale	Jun 2024	75,000,000	(1,007,690)	0	(1,007,690)
Bloomberg Commodity Index	Receives	At Maturity	3-month US auction rate T-Bill plus 11 basis points	At Maturity	Societe Generale	Jul 2024	63,000,000	(713,436)	0	(713,436)
TOTAL RETURN SWAPS								4,465,451	0	4,465,451

(1)Each open total return swap is an agreement to receive the total return of the Bloomberg Commodity Index and pay a floating rate based on the 3-month US auction rate T-Bill plus a specified spread.

Legend

(a)	Amount is stated in United States dollars unless otherwise noted.
(b)	Security or a portion of the security was pledged to cover margin requirements for futures contracts. At period end, the value of securities pledged amounted to $20,993,513.
(c)	Security or a portion of the security has been segregated as collateral for open bi-lateral over the counter (OTC) swaps. At period end, the value of securities pledged amounted to $110,157,772.
(d)
Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements are available on the SEC's website or upon request.

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.

Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)	% ownership, end of period
Fidelity Cash Central Fund 5.39%	1,596,851,197	1,248,839,877	702,200,061	64,171,950	4,952	(24,888)	2,143,471,077	4.3%
Total	1,596,851,197	1,248,839,877	702,200,061	64,171,950	4,952	(24,888)	2,143,471,077

Amounts in the dividend income column in the above table include any capital gain distributions from underlying funds.

Investment Valuation
Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. Securities transactions are accounted for as of trade date. The Board of Trustees (the Board) has designated the Fund's investment adviser as the valuation designee responsible for the fair valuation function and performing fair value determinations as needed. The investment adviser has established a Fair Value Committee (the Committee) to carry out the day-to-day fair valuation responsibilities and has adopted policies and procedures to govern the fair valuation process and the activities of the Committee. In accordance with these fair valuation policies and procedures, which have been approved by the Board, the Fund attempts to obtain prices from one or more third party pricing services or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with the policies and procedures. Factors used in determining fair value vary by investment type and may include market or investment specific events, transaction data, estimated cash flows, and market observations of comparable investments. The frequency that the fair valuation procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee manages the Fund's fair valuation practices and maintains the fair valuation policies and procedures. The Fund's investment adviser reports to the Board information regarding the fair valuation process and related material matters.

The inputs to valuation techniques used to value investments are categorized into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - Unadjusted quoted prices in active markets for identical investments
Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value investments by major category are as follows:
Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing services or from brokers who make markets in such securities. U.S. Treasury Obligations are valued by pricing services who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing services. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Swaps are marked-to-market daily based on valuations from third party pricing services, registered derivatives clearing organizations (clearinghouses) or broker-supplied valuations. These pricing sources may utilize inputs such as movements in the underlying index  interest rate curves, credit spread curves, default possibilities and recovery rates. When independent prices are unavailable or unreliable, swaps may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing services. Swaps are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Futures contracts are valued at the settlement price or official closing price established each day by the board of trade or exchange on which they are traded and are categorized as Level 1 in the hierarchy.

Investments in any open-end mutual funds are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy.

Derivative Instruments
Risk Exposures and the Use of Derivative Instruments: The Fund's investment objectives allow the Fund to enter into various types of derivative contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.

The Fund used derivatives to increase returns, to gain exposure to certain types of assets and/or to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the Fund may not achieve its objectives.

The Fund's use of derivatives increased or decreased its exposure to the following risk(s):

Commodity Risk - Commodity Risk is the risk that the value of a commodity will fluctuate as a result of changes in market prices.

Equity Risk - Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

The Fund is also exposed to additional risks from investing in derivatives, such as liquidity risk and counterparty credit risk. Liquidity risk is the risk that the Fund will be unable to close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligation to the Fund.

Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Futures Contracts: A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a specified price at a specified future date.

The Fund used futures contracts to manage its exposure to the stock market.

The Fund used futures contracts to manage its exposure to the commodities market.

Open futures contracts at period end are presented in the Consolidated Schedule of Investments under the caption "Futures Contracts". The underlying face amount at value reflects each contract's exposure to the underlying instrument or index at period end. Any securities and/or cash deposited to meet initial margin requirements are identified in the Consolidated Schedule of Investments.

Swaps: A swap is a contract between two parties to exchange future cash flows at periodic intervals based on a notional principal amount.

A bi-lateral OTC swap is a transaction between a fund and a dealer counterparty where cash flows are exchanged between the two parties for the life of the swap.

Total Return Swaps: Total return swaps are agreements between counterparties to exchange cash flows, one based on a market-linked return of an individual asset or a basket of assets (i.e., an index), and the other on a fixed or floating rate. To the extent the total return of the instrument or index underlying the transaction exceeds or falls short of the offsetting payment obligation, the Fund will receive a payment from or make a payment to the counterparty. The Fund entered into total return swaps to manage its commodities market exposure.

Open swaps at period end are included in the Schedule of Investments under the caption Credit Default Swaps, Interest Rate Swaps and/or Total Return Swaps, as applicable.

For additional information on the Fund's significant accounting policies, please refer to the Fund's most recent semiannual or annual shareholder report.

The fund's schedule of investments as of the date on the cover of this report has not been audited. This report is provided for the general information of the fund's shareholders. For more information regarding the fund and its holdings, please see the fund's most recent prospectus and annual report.

Third party trademarks and service marks are the property of their respective owners. All other trademarks and service marks are the property of FMR LLC or an affiliate.